UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08271
                                   ---------

                         FRANKLIN FLOATING RATE TRUST
                         ----------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (650) 312-2000
                                                          --------------

Date of fiscal year end:  7/31
                          ----

Date of reporting period: 1/31/04
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.



                                                             JANUARY 31, 2004



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      SEMIANNUAL REPORT AND SHAREHOLDER LETTER                   INCOME
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                                    FRANKLIN
                               FLOATING RATE TRUST

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                       FRANKLIN TEMPLETON INVESTMENTS LOGO
                      Franklin o Templeton o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Established in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.


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 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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CAMPUS PHOTO

Not part of the semiannual report

                                    Contents

SHAREHOLDER LETTER .......................   1

SEMIANNUAL REPORT

Franklin Floating Rate Trust .............   3

Performance Summary ......................   8

Financial Highlights and
Statement of Investments .................   9

Financial Statements .....................  24

Notes to Financial Statements ............  27

Proxy Voting Policies and Procedures .....  34

--------------------------------------------------------------------------------
Semiannual Report

Franklin Floating Rate Trust

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Floating Rate Trust seeks to provide as high a level of current income and preservation of capital as is consistent with investment primarily in senior secured corporate loans and corporate debt securities with floating interest rates.

We are pleased to bring you Franklin Floating Rate Trust's semiannual report for the period ended January 31, 2004.

PERFORMANCE OVERVIEW

Franklin Floating Rate Trust posted a +6.50% cumulative total return for the six months ended January 31, 2004, as shown in the Performance Summary on page 8. The share price, as measured by net asset value, rose from $8.43 per share on July 31, 2003, to $8.83 at period-end. The Fund made dividend distributions totaling $0.143696 per share during the period.1

ECONOMIC AND MARKET OVERVIEW

During the six months ended January 31, 2004, domestic economic recovery appeared to be on track. The annualized gross domestic product growth rate surged 8.2% in the third quarter of 2003 and rose 4.1% in the fourth quarter. The U.S. dollar's continued weakness, particularly against the euro, led to modest trade balance improvements. Business sentiment climbed in January 2004 to its highest level in nearly a decade, and business equipment spending, especially in information technology, rose in the third and fourth quarters of 2003. Consumer sentiment rose in January to its highest level since November 2000. Consumer spending, however, grew only modestly in fourth quarter 2003 compared with strong third-quarter spending, which was fueled by federal tax cuts, mortgage refinancing and auto-buying incentives. Slow wage growth, heavy indebtedness and lower wealth since 2000 despite recent stock market gains constrained consumer spending.

Lack of job growth remained a risk to the economy during the reporting period, and although the unemployment rate fell to 5.6% in January, this occurred mainly because of a labor force decline. At the Federal Reserve Board's (Fed's) January


1. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the reporting period. Income distributions include all accrued income earned by the Fund during the period.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.


                                                          Semiannual Report  | 3

----------------------------------------------
  WHAT ARE SYNDICATED BANK LOANS?
----------------------------------------------
  Syndicated bank loans are typically insured, floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other lenders. A group of lenders provides capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. Borrowing rates are generally pegged to an index, such as LIBOR, the London InterBank Offered Rate.


meeting, Fed policymakers indicated they would not raise interest rates until the job market improved meaningfully. Thus, they kept the federal funds target rate at 1.00%, and maintained a neutral stance with respect to future economic growth and inflation. However, the Fed said it "can be patient" about raising rates, which was different from previous statements. The change in wording caused mixed reaction among market analysts about when the Fed might begin raising rates.

During the period, equity markets continued a rally that began in March 2003. Data showing robust economic growth and improved revenue reports from corporate America seemed to increase investor confidence in the stock markets. The Standard & Poor's 500 Composite Index (S&P 500) rose 15.22% for the six months under review, while the technology-heavy Nasdaq Composite Index increased 19.43%.2 As economic data improved, some interest rates rose from their lows at the beginning of the period but eased toward period-end. The 10-year Treasury note started the period yielding 4.49% on July 31, 2003, reached a peak of 4.61% on September 2, 2003, then declined to 4.16% on January 31, 2004.

The syndicated bank loan market was strong during the six-month period as it continued to rebound from lackluster results in 2001 and 2002. Substantial new loan issuance benefited from improving credit quality and historically low interest rates. Rising credit quality and healthy demand from both traditional and non-traditional loan investors such as hedge funds and other institutional vehicles helped push loan prices higher, particularly for lower-rated credits -- a dominant factor in the overall market's strong performance.

As a result of a supply/demand imbalance, loan market conditions were favorable for borrowers during the reporting period. Strong demand by lenders enabled borrowers to reduce interest coupons on their loans and negotiate for more favorable borrowing terms in the credit agreements that govern syndicated loans. As a result, during the period the average spread above LIBOR for loans was near its lowest level since the height of the last credit cycle in 1997. For example, the average BB-rated issuer offered 2.45 percentage points above LIBOR.

Credit fundamentals continued to look favorable at the beginning of 2004, with loan default rates down to five-year lows. The loan default rate declined as most economic figures showed marked improvement in the overall domestic economy. Prospects of continued economic strength and possible future short-term interest rate increases contributed to strong demand for loans near period-end, because the prices of floating rate loans are generally less interest rate-sensitive than prices of most bonds.


2. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all domestic and international common stocks listed on The Nasdaq Stock Market. The index is market value-weighted and includes over 3,000 companies.


4 |  Semiannual Report

INVESTMENT STRATEGY

We rely on independent and proprietary credit analysis to select corporate loan and corporate debt securities that meet our rigorous investment criteria. We seek to invest in companies with the ability to generate substantial free cash flow, that are in industries with strong barriers to entry, and that possess significant asset coverage and collateral for our debt. We also prefer companies with dominant market shares, strong management teams and stable growth prospects, according to our analysis.

MANAGER'S DISCUSSION

During the period we chose to underweight the wireless and electric utilities sectors, which we believed were richly valued given their weaker underlying credit fundamentals and commensurate risks. Over the past year, however, the loan market's strength rewarded lower-rated credits, so our reduced exposure to lower-quality names and riskier sectors hurt the Fund's relative performance.

The primary syndicated bank loan market was the source of many Fund purchases during the period under review, given the strength of the bank loan secondary market. For example, we bought the bank debt of Nalco, a leading global provider of integrated water treatment and process improvement services, chemicals and equipment programs for industrial and institutional applications. We concluded that our investment, which funded the acquisition of Nalco by three leading private equity firms, was attractive because of the underlying business's strong market position and stable cash flows.

We also participated in the syndication of a loan backing Dex Media West, a telephone directory publisher in seven western states where Qwest Communications is the local telephone service provider. Dex West's sister company, Dex Media East, tapped the loan market during the fall of 2002 in a similar transaction, but with a higher coupon. We believed Dex West's ability to get significantly better loan terms as it came to market in September 2003 was a good example of how much the loan market had changed in less than a year. In spite of its lower yield, we concluded that Dex West's strong brand, dominant market position and solid cash flows made the investment attractive.


TOP 10 HOLDINGS
1/31/04

----------------------------------------------
  COMPANY                  % OF TOTAL
  SECTOR/INDUSTRY          NET ASSETS
----------------------------------------------
  Arch Wireless Inc.                   2.5%
   WIRELESS COMMUNICATIONS

  Adelphia Communications              2.3%
   CABLE & SATELLITE TELEVISION

  Charter Communications               1.5%
   CABLE & SATELLITE TELEVISION

  Centerpoint Energy Inc.              1.4%
   ELECTRIC UTILITIES

  Vertis Inc.                          1.4%
   COMMERCIAL PRINTING & FORMS

  Tenneco Automotive Inc.              1.4%
   AUTO PARTS: ORIGINAL

  Allied Waste North America Inc.      1.1%
   ENVIRONMENTAL SERVICES

  Tapco International                  1.1%
   BUILDING PRODUCTS

  Nalco Co.                            1.1%
   CHEMICALS: SPECIALTY

  Calpine Corp.                        1.1%
   ELECTRIC UTILITIES


                                                          Semiannual Report  | 5

DIVIDEND DISTRIBUTIONS*
8/1/03-1/31/04

------------------------------------------
  MONTH               DIVIDEND PER SHARE
------------------------------------------
  August                    2.4334 cents
  September                 2.5281 cents
  October                   2.5820 cents
  November                  2.2734 cents
  December                  2.4383 cents
  January                   2.1144 cents
------------------------------------------
  TOTAL                    14.3696 CENTS
------------------------------------------

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the reporting period. Income distributions include all accrued income earned by the Fund during the reporting period.



Finally, the Fund benefited from its continued ownership of Arch Wireless's common equity. The stock's appreciation represented a partial recovery of Arch's senior secured loans' principal value, which we owned prior to the company's December 2001 bankruptcy. Arch stock performed well because the company's cash flows were relatively stable, allowing it to rapidly pay down much of the new debt assumed during the bankruptcy reorganization process.

We appreciate your investment in Franklin Floating Rate Trust and welcome any comments or suggestions you might have.

/s/Richard S. Hsu, CFA
Richard S. Hsu, CFA


/s/Madeline Lam
Madeline Lam

/s/Matthew W. Gregory, CFA
Matthew W. Gregory, CFA

Portfolio Managers
Franklin Floating Rate Trust


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 |  Semiannual Report

RICHARD S. HSU is a vice president of Franklin Advisers, Inc., and portfolio manager for the Franklin Floating Rate Debt Group. He is the lead manager on Franklin Floating Rate Trust, Franklin Floating Rate Daily Access Fund and Franklin Floating Rate Fund PLC, which is sold offshore. Mr. Hsu also manages the floating rate loan investments of Franklin Templeton Limited Duration Income Trust. Mr. Hsu is also an analyst, specializing in bank loan participations in the broadcasting, cable television and entertainment industries.

Mr. Hsu joined Franklin Templeton in 1996. He has been with the Floating Rate Debt Group since its inception in 1997. Mr. Hsu helped start the group and develop its infrastructure, including various areas such as trading, marketing and legal compliance. Before joining the Floating Rate Debt Group, he worked in Franklin's high yield corporate bond department.

Mr. Hsu received both a Bachelor of Arts degree with honors and a Master of Arts degree from Stanford University. He is a Chartered Financial Analyst (CFA). He is also a member of the Security Analysts of San Francisco (SASF) and the Association for Investment Management and Research (AIMR).

MADELINE LAM is a vice president for Franklin Advisers, Inc., and portfolio manager for the Franklin Floating Rate Debt Group. She is a co-manager on Franklin Floating Rate Trust, Franklin Floating Rate Daily Access Fund and Franklin Floating Rate Fund PLC, which is sold offshore. She is also part of the team that manages the floating rate loan investments of Franklin Templeton Limited Duration Income Trust. Ms. Lam specializes in the analysis of bank loans in the health care, chemicals, energy and rental/leasing industries.

Ms. Lam has over 12 years of experience in the bank loan asset class. Prior to joining Franklin Templeton Investments in 1998, she worked for Paribas as a banking officer in their diversified industries group and an associate in their health care group. Ms. Lam was also an analyst in Chase Manhattan Bank's (now JP Morgan Chase) global energy division.

Ms. Lam received a Bachelor of Business Administration in finance from the University of Texas at Austin.

MATTHEW GREGORY is a portfolio manager/research analyst for Franklin Advisers, Inc.'s Floating Rate Debt Group. He is a co-manager on Franklin Floating Rate Trust, Franklin Floating Rate Daily Access Fund and Franklin Floating Rate Fund PLC, which is sold offshore. He is also part of the team that manages the floating rate loan investments of Franklin Templeton Limited Duration Income Trust. He specializes in the analysis of bank loan participations in the media and publishing, commercial services, homebuilding and utilities industries for the Floating Debt Rate Group.

Mr. Gregory joined Franklin Templeton Investments in 1996 as a management trainee and worked in Trading and Investor Relations before joining the Franklin Floating Rate Debt Group in 1998. Mr. Gregory received a Bachelor of Arts in economics from Stanford University and is a Chartered Financial Analyst (CFA).


                                                          Semiannual Report  | 7

Performance Summary as of 1/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------
                                                        CHANGE           1/31/04          7/31/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.40             $8.83            $8.43
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (8/1/03-1/31/04)
-----------------------------------------------------------------------------------------------------
  Dividend Income                     $0.143696
-----------------------------------------------------------------------------------------------------



PERFORMANCE 1

-----------------------------------------------------------------------------------------------------
                                        6-MONTH         1-YEAR            5-YEAR   INCEPTION (10/10/97)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2              +6.50%        +12.44%           +24.86%          +34.88%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3          +5.50%        +11.44%            +4.54%           +4.86%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4         $10,550        $11,144           $12,486          $13,488
-----------------------------------------------------------------------------------------------------
  Avg. Annual Total Return (12/31/03) 5                +11.33%            +4.40%           +4.73%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 6                         2.91%
-----------------------------------------------------------------------------------------------------
     30-Day Yield 7                              3.30%
-----------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


ENDNOTES

SHARES REPURCHASED WITHIN 12 MONTHS OF INVESTMENT ARE SUBJECT TO 1% EARLY WITHDRAWAL CHARGE.


1. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the early withdrawal charge.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1% early withdrawal charge, assuming shares were redeemed within 12 months of purchase.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. The distribution rate is based on the annualization of daily distributions totaling 2.1144 cents per share during the last 30 days of January and the $8.83 NAV on 1/31/04.
7. Yield is based on the earnings of the Fund's portfolio for the 30 days ended 1/31/04.


8 |  Past performance does not guarantee future results. | Semiannual Report

Franklin Floating Rate Trust

FINANCIAL HIGHLIGHTS


                                             SIX MONTHS ENDED
                                             JANUARY 31, 2004                         YEAR ENDED JULY 31,
                                               (UNAUDITED)         2003          2002         2001         2000          1999
                                               -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)
Net asset value, beginning of period .......        $8.42         $8.30         $9.24        $9.85        $9.98         $10.04
                                               -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income .....................         .153          .330          .568 c       .875         .839           .700
 Net realized and unrealized gains
 (losses) ..................................         .411          .179         (.927) c     (.606)       (.130)         (.060)
                                               -------------------------------------------------------------------------------
Total from investment operations ...........         .564          .509         (.359)        .269         .709           .640
Less distributions from net investment
 income ....................................        (.144)        (.389)        (.581)       (.879)       (.839)         (.700)
                                               -------------------------------------------------------------------------------
Net asset value, end of period .............        $8.84         $8.42         $8.30        $9.24        $9.85         $ 9.98
                                               -------------------------------------------------------------------------------
Total return a .............................        6.50%         6.36%       (3.95)%        2.80%        7.39%          6.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........   $1,183,476    $1,160,979    $1,779,930   $2,832,188   $2,541,497     $1,106,363
Ratios to average net assets:
 Expenses ..................................        1.37% b       1.35%         1.32%        1.36%        1.35%          1.39%
 Expenses excluding waiver and
 payments by affiliate .....................        1.37% b       1.35%         1.32%        1.36%        1.35%          1.41%
 Net investment income .....................        3.56% b       4.26%         6.58% c      9.07%        8.51%          6.93%
Portfolio turnover rate ....................       41.06%        55.96%        62.21%       84.15%       66.27%         63.29%


a Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
b Annualized.
c Effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

  Net investment income per share ..............................    $(.008)
  Net realized and unrealized gains (losses) per share .........      .008
  Ratio of net investment income to average net assets .........       .07%

  Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

                                          Not part of the semiannual report  | 9

Franklin Floating Rate Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------
  BONDS 1.8%
  FINANCIAL CONGLOMERATES 1.0%
  Finova Group Inc., 7.50%, 11/15/09 ..................................................    $ 17,086,000         $   11,234,045
                                                                                                                --------------

  WIRELESS COMMUNICATIONS .8%
  Arch Wireless Inc., Senior sub. note, 12.00%, 5/15/09 ...............................       8,655,215              9,996,773
                                                                                                                --------------
  TOTAL BONDS (COST $43,366,248) ......................................................                             21,230,818
                                                                                                                --------------

a SENIOR FLOATING RATE INTERESTS 86.8%
  ADVERTISING/MARKETING SERVICES .2%
  Adams Outdoor Advertising Inc., Term Loan B, 4.37%, 2/08/08 .........................       2,640,750              2,655,604
b DIMAC Holdings, Term Loan B, 10.00%, 9/30/04 ........................................         558,337                 16,750
                                                                                                                --------------
                                                                                                                     2,672,354
                                                                                                                --------------

  AEROSPACE & DEFENSE 1.9%
c Anteon International Corp., Term Loan B, 3.163%, 12/19/10 ...........................       3,000,000              3,022,500
  DRS Technologies Inc., Term Loan B, 3.58 - 3.73%, 11/04/10 ..........................       1,995,000              2,016,197
  ILC Industries Inc., Term Loan, 5.634%, 4/11/10 .....................................         863,208                867,524
  Titan Corp., Term Loan B, 4.35 - 6.00%, 2/23/06 .....................................      11,342,387             11,369,563
  United Defense Industries Inc., Term Loan B, 3.10%, 8/13/09 .........................         805,499                811,037
  Vought Aircraft Industries,
     Term Loan B, 4.35%, 7/21/07 ......................................................         276,496                277,319
     Term Loan C, 4.60%, 7/24/08 ......................................................       2,059,114              2,065,292
     Term Loan X, 4.10%, 12/01/06 .....................................................       2,034,329              2,038,143
                                                                                                                --------------
                                                                                                                    22,467,575
                                                                                                                --------------

  AIRLINES .1%
  Transdigm Inc., Term Loan B, 4.10%, 7/22/10 .........................................         997,500              1,010,124
                                                                                                                --------------

  ALTERNATIVE POWER GENERATION .1%
  Headwaters Inc., Term Loan B, 5.41 - 7.25%, 9/12/07 .................................         969,508                971,932
                                                                                                                --------------

  APPAREL/FOOTWEAR .2%
  St. John Knits Inc., Term Loan B, 4.875%, 7/31/07 ...................................       2,246,967              2,253,989
                                                                                                                --------------

  AUTO PARTS: ORIGINAL EQUIPMENT MANUFACTURER 4.8%
  Dayco Products LLC, Term Loan B, 4.35 - 4.43%, 5/31/07 ..............................       3,817,309              3,831,624
  Federal Mogul Corp., Term Loan, 4.125 - 4.25%, 2/06/05 ..............................       1,000,000                998,020
  GenCorp Inc., Term Loan B, 4.938%, 3/28/07 ..........................................       8,409,837              8,458,892
  Hayes Lemmerz, Term Loan, 4.90 - 4.98%, 6/03/09 .....................................       8,977,500              9,137,416
  Hilite International Inc., Term Loan B, 5.64 - 5.76%, 3/31/09 .......................         907,319                911,856
  Intermet Corp., Term Loan B, 5.35%, 1/07/09 .........................................       4,000,000              3,992,500
  Key Plastics Inc.,
     Term Loan B, 6.60 - 8.00%, 4/25/09 ...............................................       1,110,000              1,126,650
     Term Loan C, 11.10 - 11.17%, 4/25/10 .............................................       2,000,000              2,010,000
  Metaldyne, Term Loan D, 5.40%, 12/31/09 .............................................       1,304,421              1,309,041
  Progressive Moulded Products, Term Loan B, 4.625%, 6/30/08 ..........................         995,000              1,003,084


10 |  Semiannual Report




Franklin Floating Rate Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED) (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)

  AUTO PARTS: ORIGINAL EQUIPMENT MANUFACTURER (CONT.)
  Tenneco Automotive Inc.,
     Term Loan, 4.42%, 12/12/10 .......................................................    $  4,905,645         $    4,973,098
     Term Loan B, 4.44%, 12/12/10 .....................................................      10,901,433             11,083,127
  TRW Automotive Acquisition Corp.,
     Term Loan A1, 3.188%, 2/28/09 ....................................................       3,000,000              3,028,437
     Term Loan D1, 3.688%, 2/28/11 ....................................................       4,804,348              4,888,424
                                                                                                                --------------

                                                                                                                    56,752,169
                                                                                                                --------------

  AUTOMOTIVE AFTERMARKET .3%
  Keystone Automotive Operations Inc., Term Loan, 3.85%, 10/30/09 .....................       2,500,000              2,531,250
  United Components Inc., Term Loan C, 3.92%, 6/20/10 .................................         990,000                998,346
                                                                                                                --------------

                                                                                                                     3,529,596
                                                                                                                --------------

  BEVERAGES: ALCOHOLIC .2%
  Constellation Brands Inc., Term Loan B, 3.125 - 3.188%, 11/30/08 ....................       1,000,000              1,013,450
  Southern Wine & Spirits of America Inc., Term Loan B, 3.39%, 6/21/08 ................         997,500              1,009,138
                                                                                                                --------------

                                                                                                                     2,022,588
                                                                                                                --------------

  BEVERAGES: NON-ALCOHOLIC .3%
  Dr. Pepper Bottling Co. of Texas, Term Loan, 3.61%, 12/18/10 ........................       3,500,000              3,549,585
                                                                                                                --------------

  BROADCASTING 2.3%
b Comcorp Broadcasting, Term Loan, 11.50%, 3/31/04 ....................................       3,185,651              3,169,723
b Comcorp Holdings, Term Loan, 13.875%, 3/30/04 .......................................       4,714,710              3,653,900
  Cumulus Media Inc., Term Loan D, 3.625%, 3/28/10 ....................................       2,977,500              3,016,115
  Emmis Communications Corp., Term Loan A, 3.375%, 2/28/09 ............................       2,460,549              2,471,532
  Emmis Operating Co., Term Loan B, 3.375%, 8/31/09 ...................................       2,075,885              2,102,988
  Gray Television Inc., Term Loan C, 3.39 - 3.41%, 12/31/10 ...........................       1,000,000              1,010,125
c Paxson Communications Corp., Term Loan, 144A, 3.89%, 1/15/10 ........................       5,200,000              5,248,750
  Radio One Inc., Term Loan A, 1.93%, 6/30/07 .........................................       2,550,000              2,518,125
  Sinclair Television Group Inc., Term Loan B, 3.313 - 3.375%, 12/31/09 ...............         971,800                981,258
b White Knight Broadcasting, Term Loan B, 11.50%, 3/31/04 .............................       3,516,334              3,498,753
                                                                                                                --------------

                                                                                                                    27,671,269
                                                                                                                --------------

  BUILDING PRODUCTS 1.6%
  Building Materials Holding Corp., Term Loan B, 4.438%, 8/13/10 ......................         995,000                998,731
  Masonite International Corp.,
     Term Loan C, 3.875 - 3.938%, 8/31/08 .............................................       2,856,225              2,875,505
   c Term Loan C2, 3.375%, 8/31/08 ....................................................       1,000,000              1,007,500
  Norcraft Cos. LP, Term Loan, 4.36%, 10/21/09 ........................................       1,000,000              1,010,000
  Tapco International,
     Term Loan B, 4.17%, 7/23/07 ......................................................       7,325,284              7,339,019
     Term Loan C, 4.42%, 7/23/08 ......................................................       6,131,534              6,143,031
                                                                                                                --------------

                                                                                                                    19,373,786
                                                                                                                --------------

                                                         Semiannual Report  | 11




Franklin Floating Rate Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED) (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)

  CABLE/SATELLITE TELEVISION 8.9%
  Bresnan Broadband Holdings LLC, Term Loan, 5.42 - 5.48%, 9/30/10 ....................    $  1,000,000         $    1,009,375
  Century Cable (Adelphia),
     Discretionary Term Loan, 6.00%, 12/31/09 .........................................       3,000,000              2,971,125
     Term Loan, 6.00%, 6/30/09 ........................................................       1,000,000                990,893
  Charter Communications CCVI,
d    Revolver, .25 - 2.41%, 5/12/08 ...................................................         875,000                835,625
     Term Loan A, 2.36 - 2.37%, 5/12/08 ...............................................         951,113                914,020
     Term Loan B, 3.61 - 3.62%, 11/12/08 ..............................................      13,473,027             13,072,204
  Charter Communications CCVIII, Term Loan B, 3.66%, 2/02/08 ..........................       2,856,082              2,821,572
  DirecTV Holdings LLC, Term Loan, 3.87 - 3.92%, 3/06/10 ..............................      11,000,000             11,134,068
c Grapeclose Ltd. (Inmarsat),
     Term Loan B, 4.111%, 10/10/10 ....................................................       5,750,000              5,767,969
     Term Loan C, 4.611%, 10/10/11 ....................................................       5,750,000              5,767,969
  Insight Midwest Holdings,
     Additional Term Loan, 4.00%, 12/31/09 ............................................       4,000,000              4,026,876
     Term Loan, 3.938%, 12/31/09 ......................................................       3,000,000              3,020,157
  MCC Iowa (Broadband), Term Loan B1, 3.68%, 9/12/10 ..................................       3,000,000              3,033,543
  Mediacom Illinois, Term Loan B, 3.62 - 3.65%, 12/31/08 ..............................       4,937,500              4,992,706
  Olympus Cable Holdings (Adelphia), Term Loan B, 6.00%, 9/30/10 ......................       2,000,000              1,982,916
  PanAmSat Corp., Term Loan B1, 3.60%, 9/30/10 ........................................       1,615,385              1,640,961
  Pegasus Media & Communications,
     Term Loan B, 4.688%, 4/30/05 .....................................................       3,550,768              3,534,126
     Term Loan D, 9.00%, 7/31/06 ......................................................       4,987,500              5,120,502
  UCA-HHC (Adelphia), Term Loan B, 5.25%, 3/31/08 .....................................      20,935,000             20,745,287
  UPC Distribution Holdings BV, Term Loan C2, 6.65%, 3/31/09 ..........................      11,500,000             11,471,250
                                                                                                                --------------

                                                                                                                   104,853,144
                                                                                                                --------------

  CASINOS/GAMING 2.2%
  Alliance Gaming Corp., Term Loan B, 3.96%, 8/22/09 ..................................       2,000,000              2,018,940
  Ameristar Casinos Inc., Term Loan B, 3.875%, 12/20/06 ...............................       3,335,353              3,355,365
  Greektown Casinos LLC, Term Loan D, 6.50%, 12/31/05 .................................       6,050,185              6,105,647
  Green Valley Ranch Gaming LLC, Term Loan B, 3.913%, 12/05/10 ........................       1,000,000              1,012,500
  Isle of Capri, Term Loan B, 3.36 - 3.43%, 4/25/08 ...................................         982,500                991,250
  Isle of Capri Black Hawk, Term Loan C, 5.11 - 5.18%, 4/15/06 ........................         992,381                996,413
  Marina District Finance Co. Inc., Term Loan B, 5.18 - 5.22%, 12/31/07 ...............       2,992,500              3,031,154
  Penn National Gaming Inc., Term Loan D, 3.60 - 3.63%, 3/03/09 .......................       2,666,159              2,693,328
  Scientific Games Corp., Term Loan C, 3.85%, 12/31/09 ................................       6,302,975              6,401,459
                                                                                                                --------------

                                                                                                                    26,606,056
                                                                                                                --------------

  CATALOG/SPECIALTY DISTRIBUTION .2%
  Affinity Group Inc.,
     Term Loan B1, 5.125%, 6/23/09 ....................................................         283,571                284,457
     Term Loan B2, 5.125 - 5.164%, 6/23/09 ............................................         708,929                711,144
  Oriental Trading Co. Inc., Term Loan B, 3.938%, 7/29/10 .............................         975,000                981,094
                                                                                                                --------------

                                                                                                                     1,976,695
                                                                                                                --------------

12 |  Semiannual Report




Franklin Floating Rate Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED) (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)

  CHEMICALS: MAJOR DIVERSIFIED .8%
  Huntsman International LLC,
     Term Loan B, 5.438 - 5.50%, 6/30/07 ..............................................    $  5,000,000         $    5,055,625
     Term Loan C, 5.75%, 6/30/08 ......................................................       5,000,000              5,060,070
                                                                                                                --------------

                                                                                                                    10,115,695
                                                                                                                --------------

  CHEMICALS: SPECIALTY 2.4%
  Arteva B.V. (Kosa), Term Loan B, 4.913%, 12/31/06 ...................................       3,339,390              3,342,171
  FMC Corp., Term Loan B, 3.60%, 10/21/07 .............................................       4,950,000              5,013,113
  Ineos Group Ltd., Term Loan C, 4.681%, 6/30/09 ......................................       2,309,672              2,332,288
  Kraton Polymers LLC, Term Loan B, 3.75%, 12/24/10 ...................................       1,000,000              1,016,250
c Nalco Co., Term Loan B, 3.62%, 11/04/10 .............................................      13,000,000             13,163,852
  Noveon Inc., Term Loan B, 3.938 - 4.00%, 12/31/09 ...................................       1,000,000              1,011,250
  Rockwood Specialties Group Inc., Term Loan C, 3.87%, 7/23/10 ........................         995,000              1,000,597
  Sovereign Specialty Chemicals Inc., Term Loan B, 5.712%, 12/31/07 ...................         990,000                965,250
  Westlake Chemical Corp., Term Loan B, 4.92 - 4.938%, 7/31/10 ........................         997,500              1,011,839
                                                                                                                --------------

                                                                                                                    28,856,610
                                                                                                                --------------

  COAL .5%
  Peabody Energy Corp., Term Loan B, 3.60 - 3.67%, 3/21/10 ............................       5,955,000              6,032,540
                                                                                                                --------------

  COMMERCIAL PRINTING/FORMS 1.9%
  American Reprographics, Term Loan B, 4.12%, 6/17/09 .................................       1,000,000              1,015,000
  Moore Holdings USA Inc., Term Loan B2, 3.125 - 3.188%, 3/14/10 ......................       4,975,000              4,994,691
  Vertis Inc., Bridge Term Loan, 13.50%, 12/09/09 .....................................      16,305,556             16,142,500
                                                                                                                --------------

                                                                                                                    22,152,191
                                                                                                                --------------

  CONSTRUCTION MATERIALS .3%
  St. Marys Cement Inc., Term Loan B, 3.69%, 11/24/09 .................................       3,000,000              3,033,750
                                                                                                                --------------

  CONSUMER SUNDRIES .8%
  Central Garden & Pet Co., Term Loan, 3.35%, 5/14/09 .................................       1,990,000              2,003,681
  NBTY Inc., Term Loan C, 3.125%, 7/22/09 .............................................         995,006              1,003,713
  Playtex Products Inc., Term Loan C, 4.62 - 4.72%, 5/31/09 ...........................       3,477,500              3,489,456
  Rayovac Corp., Term Loan B, 4.85 - 4.93%, 10/01/09 ..................................       2,164,637              2,181,322
  United Industries Corp., Term Loan B, 5.10%, 1/20/06 ................................         683,145                688,268
                                                                                                                --------------

                                                                                                                     9,366,440
                                                                                                                --------------

  CONTAINERS/PACKAGING 3.4%
  ACI Operations Property Ltd., Term Loan, 3.95%, 4/01/07 .............................       1,000,000              1,005,750
  Berry Plastics, Term Loan C, 3.67%, 6/30/10 .........................................       1,630,937              1,647,247
  Constar International Inc., Term Loan B, 6.50%, 11/20/09 ............................       3,260,130              3,294,091
  Crown Cork & Seal Co. Inc., Term Loan B, 4.17%, 9/15/08 .............................       2,850,000              2,889,187
  Graham Packaging Co., Term Loan B, 5.188%, 2/20/10 ..................................       7,971,930              8,068,589
  Graphic Packaging International Corp., Term Loan B, 3.92 - 3.93%, 8/08/10 ...........       3,980,000              4,042,187
  Greif Brothers Corp., Term Loan B, 3.37%, 8/15/09 ...................................         751,667                755,693
  Impress Metal, Term Loan G, 4.464%, 12/31/06 ........................................         824,670                826,217

                                                         Semiannual Report  | 13




Franklin Floating Rate Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED) (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)

  CONTAINERS/PACKAGING (CONT.)
  Kerr Group Inc., Term Loan B, 4.61%, 8/11/10 ........................................    $  1,959,302         $    1,975,629
  Owens-Brockway Glass Container Inc., Term Loan B, 3.88%, 4/01/08 ....................       6,000,000              6,058,752
  Stone Container Corp.,
     Term Loan B, 3.625%, 7/25/09 .....................................................       6,702,814              6,761,464
     Term Loan C, 3.625%, 7/25/09 .....................................................         968,684                977,160
  Tekni-Plex Inc., Term Loan B, 5.125%, 6/21/08 .......................................       1,851,033              1,861,830
                                                                                                                --------------

                                                                                                                    40,163,796
                                                                                                                --------------

  DRUG STORE CHAINS .9%
  General Nutrition Centers Inc., Term Loan, 4.17 - 4.22%, 12/04/09 ...................       1,000,000              1,007,813
  Rite Aid Corp., Term Loan B1, 4.10%, 4/30/08 ........................................      10,000,000             10,220,000
                                                                                                                --------------

                                                                                                                    11,227,813
                                                                                                                --------------

  ELECTRIC UTILITIES 3.6%
c AES Corp., Term Loan B, 5.19 - 5.32%, 4/30/08 .......................................       6,500,000              6,590,896
  Calpine Corp., Term Loan, 6.87%, 7/15/07 ............................................      12,935,000             12,817,783
  Centerpoint Energy Inc., Term Loan B, 4.68%, 10/07/06 ...............................      15,956,757             16,334,070
  NRG Energy Inc., Term Loan B, 1.07 - 5.50%, 6/23/10 .................................       1,000,000              1,035,417
  Pike Electric Inc., Term Loan, 4.375%, 4/17/12 ......................................       2,322,214              2,343,260
  Quanta Services Inc., Term Loan B, 1.16 - 4.12%, 12/15/08 ...........................       2,000,000              2,018,750
  TNP Enterprises Inc., Term Loan, 6.245%, 12/31/06 ...................................         995,000              1,001,841
  Westar Energy Inc., Term Loan, 4.12%, 6/05/05 .......................................         390,234                392,185
                                                                                                                --------------

                                                                                                                    42,534,202
                                                                                                                --------------

  ELECTRONIC COMPONENTS .5%
  Amkor Technology Inc., Term Loan, 7.00%, 1/31/06 ....................................       2,481,250              2,516,660
  Seagate Technology HDD Holdings, Term Loan B, 3.125%, 5/13/07 .......................       2,110,757              2,129,603
  Seagate Technology (US) Holdings, Term Loan B, 3.125%, 5/13/07 ......................         844,244                851,782
                                                                                                                --------------

                                                                                                                     5,498,045
                                                                                                                --------------

  ELECTRONICS/APPLIANCES .6%
  Alliance Laundry Systems LLC, Term Loan, 4.652 - 6.50%, 7/31/09 .....................       4,067,357              4,085,998
  Interline Brands, Term Loan B, 4.663%, 11/30/09 .....................................       2,925,000              2,940,540
                                                                                                                --------------

                                                                                                                     7,026,538
                                                                                                                --------------

  ENGINEERING & CONSTRUCTION 1.1%
  Brand Services Inc., Term Loan B, 5.10 - 5.163%, 10/16/09 ...........................         951,635                956,790
  URS Corp., Term Loan B, 3.92%, 8/22/08 ..............................................       2,930,097              2,939,253
  Washington Group, Term Loan, 1.034%, 10/01/07 .......................................       9,700,000              9,722,310
                                                                                                                --------------

                                                                                                                    13,618,353
                                                                                                                --------------


14 |  Semiannual Report




Franklin Floating Rate Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED) (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)

  ENVIRONMENTAL SERVICES 1.6%
  Allied Waste North America Inc.,
     Term Loan, 3.87%, 1/15/10 ........................................................    $  2,142,857         $    2,174,554
     Term Loan B, 3.92 - 3.93%, 1/15/10 ...............................................      10,227,679             10,395,157
     Term Loan C, 3.92%, 1/15/10 ......................................................       1,000,000              1,018,438
  Duratek Inc., Term Loan B, 5.125%, 12/16/09 .........................................       2,000,000              2,003,750
  IESI Corp., Term Loan, 4.25 - 4.325%, 10/10/10 ......................................         997,500              1,009,969
  Mactec Inc., Term Loan B, 6.75%, 2/22/08 ............................................       1,828,723                822,925
  Waste Connections Inc., Term Loan, 3.12%, 10/16/10 ..................................       1,000,000              1,012,813
                                                                                                                --------------

                                                                                                                    18,437,606
                                                                                                                --------------

  FINANCE/RENTAL/LEASING .5%
  United Rentals Inc., Term Loan B, 4.09 - 4.21%, 9/30/07 .............................       6,336,504              6,375,613
                                                                                                                --------------

  FINANCIAL CONGLOMERATES .5%
e Ares IV, Term Loan D, 144A, 7.17%, 12/22/12 .........................................       1,400,000                959,000
e Centurion II, Tranche D, 144A, 7.18%, 11/12/12 ......................................       2,500,000              1,718,000
e Clydesdale CLO, Tranche D, 144A, 7.67%, 3/22/13 .....................................       2,000,000              1,734,400
e First Dominion Funding II, sub. floating rate deb., Series A-D, 144A, 6.811%, 4/25/14       3,000,000              1,251,600
                                                                                                                --------------

                                                                                                                     5,663,000
                                                                                                                --------------

  FOOD DISTRIBUTORS .1%
  Fleming Cos. Inc., Term Loan, 4.375%, 6/18/08 .......................................       1,010,991              1,003,831
  Land O'Lakes Inc., Term Loan B, 4.68%, 10/11/08 .....................................         743,745                746,069
                                                                                                                --------------

                                                                                                                     1,749,900
                                                                                                                --------------

  FOOD RETAIL .2%
  Alimentation Couche Tard Inc., Term Loan B, 3.375%, 12/16/10 ........................       1,000,000              1,006,250
  Pathmark Stores Inc., Term Loan B2, 5.625 - 5.688%, 6/30/07 .........................         879,988                886,148
                                                                                                                --------------

                                                                                                                     1,892,398
                                                                                                                --------------

  FOOD: MAJOR DIVERSIFIED 1.7%
  B&G Foods Inc., Term Loan, 4.52%, 9/03/09 ...........................................         997,500              1,008,722
  Birds Eye Foods Inc., Term Loan B, 3.85 - 3.913%, 8/08/08 ...........................       7,512,119              7,594,286
  Del Monte Corp., Term Loan B, 3.37 - 3.42%, 12/20/10 ................................         921,769                933,983
  Dole Food Inc., Term Loan C, 3.688 - 5.50%, 3/28/08 .................................       2,253,716              2,264,894
  Merisant Corp., Term Loan B, 3.913%, 1/09/10 ........................................         840,000                848,925
d Pinnacle Foods Holding Corp., Term Loan B, 1.25 - 3.85%, 11/25/10 ...................       8,000,000              8,085,000
                                                                                                                --------------

                                                                                                                    20,735,810
                                                                                                                --------------

  FOOD: MEAT/FISH/DAIRY .7%
  American Seafoods, Term Loan B, 4.42%, 4/15/09 ......................................       1,315,618              1,321,786
  Michael Foods Inc.,
     Term Loan B, 3.60 - 3.964%, 11/21/10 .............................................       2,000,000              2,029,584
     Term Loan C, 5.214%, 11/21/11 ....................................................       2,000,000              2,048,750
c Suiza Foods Corp., Term Loan B, 3.17%, 7/15/08 ......................................       1,744,366              1,766,338
  Swift & Co., Term Loan B, 4.37 - 4.40%, 9/19/08 .....................................         987,500                994,906
                                                                                                                --------------

                                                                                                                     8,161,364
                                                                                                                --------------

                                                         Semiannual Report  | 15


Franklin Floating Rate Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED) (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)

  FOOD: SPECIALTY/CANDY 1.7%
  Atkins Nutritionals Inc.,
     First Lien Term Loan, 4.40%, 11/21/09 ............................................    $  4,000,000         $    4,025,000
     Second Lien Term Loan, 6.90%, 11/21/09 ...........................................       2,000,000              2,022,500
  Doane Pet Care Co.,
     Term Loan B, 5.938%, 12/31/05 ....................................................         158,310                158,936
     Term Loan C, 5.95%, 12/31/06 .....................................................          81,043                 81,499
  Meow Mix Co.,
   c First Lien Term Loan, 4.67 - 4.73%, 8/21/09 ......................................       4,975,000              4,987,438
     Second Lien Term Loan, 7.72%, 8/21/09 ............................................       1,000,000                988,750
  Nellson Neutraceuticals Inc., Term Loan, 4.17%, 10/04/09 ............................       2,481,250              2,499,859
  Nutrasweet,
     Second Lien Term Loan, 7.313%, 5/24/09 ...........................................       2,700,000              2,674,688
     Term Loan B, 4.688%, 5/24/07 .....................................................         346,631                347,497
  Otis Spunkmeyer Inc., Term Loan B, 5.35%, 2/20/09 ...................................       1,884,749              1,898,885
  Reddy Ice Group Inc., Term Loan, 4.10%, 7/31/09 .....................................         997,500              1,008,514
                                                                                                                --------------

                                                                                                                    20,693,566
                                                                                                                --------------

  HOME FURNISHINGS .6%
  Aero Products International, Term Loan, 5.67%, 12/16/08 .............................       1,744,223              1,713,700
  National Bedding Co., Term Loan B, 4.99 - 5.03%, 8/21/08 ............................         876,889                885,247
  Simmons Holdings Inc.,
     Term Loan, 4.938%, 6/02/12 .......................................................       1,000,000              1,010,625
     Term Loan B, 3.875 - 5.75%, 12/02/11 .............................................       2,000,000              2,026,500
  Springs Industries Inc., Term Loan B, 5.188%, 9/05/08 ...............................       1,966,849              1,979,494
                                                                                                                --------------

                                                                                                                     7,615,566
                                                                                                                --------------

  HOMEBUILDING .1%
  Landsource Communities Development LLC, Term Loan B, 4.50%, 3/31/10 .................       1,000,000              1,014,375
                                                                                                                --------------

  HOSPITAL/NURSING MANAGEMENT 1.3%
  Beverly Enterprises Inc., Term Loan B, 4.37 - 4.42%, 10/22/08 .......................       1,995,000              2,017,444
  Community Health Systems Inc., Term Loan, 3.67%, 1/16/11 ............................         997,500              1,007,787
  Iasis Healthcare Corp., Term Loan B, 5.37%, 2/7/09 ..................................       9,200,000              9,317,880
  Triad Hospitals Inc., Term Loan B, 4.10%, 9/30/08 ...................................         748,207                756,692
  Vanguard Health Systems Inc., Term Loan B, 5.42%, 1/03/10 ...........................       1,980,000              1,996,087
                                                                                                                --------------

                                                                                                                    15,095,890
                                                                                                                --------------

  HOTEL/RESORTS/CRUISELINES 1.1%
  Extended Stay America Inc., Term Loan B, 4.85%, 7/01/07 .............................       8,504,437              8,641,570
  Wyndham International Inc., Term Loan B, 5.875%, 6/30/06 ............................       4,205,888              4,084,969
                                                                                                                --------------

                                                                                                                    12,726,539
                                                                                                                --------------

  INDUSTRIAL CONGLOMERATES .6%
  SPX Corp., Term Loan B, 3.438%, 9/30/09 .............................................       3,267,749              3,293,789
  Walter Industries Inc., Term Loan B, 5.36 - 5.413%, 4/14/10 .........................       4,065,668              4,089,811
                                                                                                                --------------

                                                                                                                     7,383,600
                                                                                                                --------------


16 |  Semiannual Report




Franklin Floating Rate Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED) (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)

  INDUSTRIAL MACHINERY 1.5%
  Colfax Corp.,
     Term Loan C, 7.375%, 5/30/10 .....................................................    $  1,000,000         $    1,000,000
     Term Loan B, 4.875%, 5/30/09 .....................................................       3,170,716              3,186,569
  Day International Group Inc.,
     Term Loan B, 5.60 - 5.61%, 9/10/09 ...............................................         975,000                980,282
     Term Loan C, 5.60%, 9/10/09 ......................................................         487,500                491,766
  Flowserve Corp., Term Loan C, 3.875 - 3.938%, 6/30/09 ...............................       1,279,292              1,290,485
  Gleason Corp., Term Loan B, 4.688 - 4.75%, 2/18/08 ..................................       3,922,051              3,882,831
c Itron Inc., Term Loan B, 5.25%, 11/24/10 ............................................       2,000,000              2,020,000
c Roper Industries Inc., Term Loan, 3.15%, 12/19/08 ...................................       3,000,000              3,039,375
  Sensus Metering Systems Inc., Term Loan, 4.10 - 4.17%, 12/16/10 .....................       2,000,000              2,020,000
                                                                                                                --------------

                                                                                                                    17,911,308
                                                                                                                --------------

  INFORMATION TECHNOLOGY SERVICES .7%
  Worldspan LP, Term Loan, 4.875 - 4.938%, 6/30/07 ....................................       1,808,000              1,809,884
  Xerox Corp., Term Loan, 3.42%, 9/30/08 ..............................................       7,000,000              7,082,033
                                                                                                                --------------

                                                                                                                     8,891,917
                                                                                                                --------------

  INSURANCE BROKERS/SERVICES .1%
  U.S.I. Holdings Corp., Term Loan, 4.12%, 8/04/08 ....................................         995,000              1,004,950
                                                                                                                --------------

  LIFE/HEALTH INSURANCE .5%
  Conseco Inc.,
     Term Loan A, 7.25%, 9/01/09 ......................................................       4,230,769              4,262,500
     Term Loan B, 9.50%, 9/01/09 ......................................................       1,269,231              1,281,923
                                                                                                                --------------

                                                                                                                     5,544,423
                                                                                                                --------------

  MAJOR TELECOMMUNICATIONS 1.2%
  Alec Holdings Inc., Term Loan B, 4.50%, 8/20/10 .....................................       5,000,000              5,037,500
  Cincinnati Bell Inc., Term Loan D, 3.68%, 6/30/08 ...................................         997,500              1,010,592
b E.Spire Communications, Term Loan C, 8.00%, 8/01/06 .................................      16,877,867                     --
  GCI Holdings Inc., Term Loan, 4.35%, 10/30/04 .......................................       1,885,714              1,903,666
  Qwest Corp., Term Loan, 6.50%, 6/30/07 ..............................................       3,000,000              3,153,750
b WCI Capital Corp., Term Loan B, 9.50%, 3/31/07 ......................................      30,500,000                     --
b Winstar Communications Inc., DIP, 7.00%, 12/31/04 ...................................       4,076,853                573,613
d Worldcom Inc., DIP, 3.50%, 7/23/04 ..................................................       2,727,273              2,727,273
                                                                                                                --------------

                                                                                                                    14,406,394
                                                                                                                --------------

  MANAGED HEALTH CARE .5%
  Oxford Health Plans Inc., Term Loan B, 3.419 - 5.25%, 4/25/09 .......................       4,485,000              4,508,874
  Pacificare Health Systems Inc., Term Loan, 3.93%, 6/03/08 ...........................         995,000              1,006,815
                                                                                                                --------------

                                                                                                                     5,515,689
                                                                                                                --------------

                                                         Semiannual Report  | 17




Franklin Floating Rate Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED) (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)

  MARINE SHIPPING 1.1%
  Great Lakes Dredge & Dock Corp., Term Loan B, 4.14 - 6.00%, 12/19/10 ................    $  1,000,000         $    1,010,000
  Great Lakes Transportation LLC, Term Loan, 5.125 - 5.188%, 3/23/08 ..................       6,360,042              6,375,943
  Horizon Lines LLC, Term Loan, 4.15 - 4.33%, 2/27/09 .................................       2,824,286              2,851,204
  Ingram Industries Inc., Term Loan B, 4.15 - 4.17%, 7/02/08 ..........................       1,666,729              1,690,948
  United States Shipping LLC, Term Loan, 4.43 - 4.463%, 9/16/08 .......................         772,115                777,584
                                                                                                                --------------

                                                                                                                    12,705,679
                                                                                                                --------------

  MEDIA CONGLOMERATES .4%
  Canwest Media Inc., Term Loan D, 3.93%, 5/15/09 (Canada) ............................       4,974,359              5,027,729
                                                                                                                --------------

  MEDICAL SPECIALTIES .9%
  Alaris Medical Inc., Term Loan, 3.655%, 6/30/09 .....................................       1,418,571              1,435,594
  Conmed Corp., Term Loan C, 3.35%, 12/15/09 ..........................................         936,416                946,211
  DJ Orthopedics Inc., Term Loan B, 3.875%, 6/03/09 ...................................       1,000,000              1,008,750
  Empi Inc., Term Loan B, 4.24%, 11/24/09 .............................................       1,000,000              1,012,500
  Fisher Scientific International Inc., Term Loan C, 3.17%, 3/31/10 ...................       1,352,539              1,355,461
  Hanger Orthopedic Group Inc., Term Loan B, 3.913%, 9/30/09 ..........................         389,025                393,037
  Medex Inc., Term Loan B, 4.11 - 4.24%, 5/21/09 ......................................         995,000              1,002,878
  PerkinElmer Inc., Term Loan B, 3.35%, 12/26/08 ......................................       3,102,540              3,132,271
                                                                                                                --------------

                                                                                                                    10,286,702
                                                                                                                --------------

  MEDICAL/NURSING SERVICES 2.5%
  Alliance Imaging Inc., Term Loan C, 3.563 - 3.625%, 11/30/08 ........................       1,321,684              1,316,934
  Ameripath Inc., Term Loan B, 5.60%, 3/27/10 .........................................       2,844,167              2,851,277
  Cross Country Healthcare Inc., Term Loan, 4.36 - 4.37%, 6/05/09 .....................         736,011                754,411
c DaVita Inc., Term Loan B, 3.369 - 3.463%, 3/31/09 ...................................       9,612,865              9,721,010
d Insight Health Services, Delayed Draw, 2.50 - 4.86%, 10/17/08 .......................       9,000,000              9,011,250
  MedQuest Inc., Term Loan B, 4.92%, 7/31/09 ..........................................         995,000                985,050
  Team Health Inc., Term Loan B, 4.469%, 10/31/08 .....................................       4,759,491              4,759,491
                                                                                                                --------------

                                                                                                                    29,399,423
                                                                                                                --------------

  MISCELLANEOUS COMMERCIAL SERVICES 2.3%
  Buhrmann N.V., Term Loan B, 3.856%, 12/02/10 ........................................       7,300,000              7,389,731
  Corrections Corp. of America, Term Loan C, 3.92 - 3.93%, 3/31/08 ....................       3,643,659              3,689,205
  DS Waters Enterprises LP, Term Loan, 3.875 - 3.938%, 11/07/09 .......................       3,000,000              3,046,875
  Global Imaging Systems Inc., Term Loan, 3.61 - 3.68, 6/20/09 ........................         995,000              1,001,219
  Johnson Diversey Inc., Term Loan B, 3.87 - 3.913%, 5/03/08 ..........................       4,465,210              4,510,559
  Sirva Worldwide Inc., Term Loan, 3.62%, 12/01/10 ....................................         976,471                978,912
  Spectaguard Acquisition LLC,
   d Delayed Draw, .50%, 12/31/09 .....................................................         666,667                668,260
     Term Loan, 7.50%, 12/31/09 .......................................................       1,333,333              1,336,520
     Term Loan, 7.50%, 4/25/10 ........................................................         958,553                953,396
  U.S. Investigations Services Inc., Term Loan C, 4.67%, 1/10/09 ......................       2,618,493              2,634,858
  Wackenhut Corrections Corp., Term Loan B, 4.10%, 7/10/09 ............................         975,000                985,969
                                                                                                                --------------

                                                                                                                    27,195,504
                                                                                                                --------------


18 |  Semiannual Report




Franklin Floating Rate Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED) (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)

  MISCELLANEOUS MANUFACTURING 1.2%
  Mueller Group, Term Loan E, 3.86 - 3.92%, 5/31/08 ...................................    $  7,870,125         $    7,917,204
  Norcross Safety Products, Term Loan, 4.93%, 3/01/09 .................................         761,731                768,872
  Rexnord Corp., Term Loan, 5.14 - 5.20%, 11/25/09 ....................................       1,838,889              1,852,968
  Trimas Corp., Term Loan B, 4.62 - 4.688%, 12/06/09 ..................................       4,262,492              4,280,987
                                                                                                                --------------

                                                                                                                    14,820,031
                                                                                                                --------------

  MOVIES/ENTERTAINMENT 5.0%
  24 Hour Fitness Inc., Term Loan, 4.75%, 7/01/09 .....................................       3,000,000              2,994,375
d AMC Entertainment Inc., Revolver, .50 - 1.50%, 4/10/04 ..............................       1,658,088              1,638,743
  Carmike Cinemas Inc., Term Loan,
     7.75%, 1/31/07 ...................................................................       1,598,572              1,608,895
     4.438%, 2/02/09 ..................................................................       1,600,000              1,600,000
  CH Operating LLC, Term Loan B, 5.625 - 5.688%, 6/21/07 ..............................       2,913,793              2,913,793
  Cinemark USA Inc., Term Loan C, 3.69%, 3/31/08 ......................................         995,000              1,007,644
  Cinram International,
     Term Loan B, 4.87%, 9/30/09 ......................................................       5,500,000              5,521,483
     Term Loan C, 6.87%, 3/31/10 ......................................................       1,965,395              1,977,372
  Detroit Red Wings Inc., Term Loan, 3.36%, 8/30/06 ...................................       1,000,000              1,000,625
  Hollywood Entertainment Corp., Term Loan, 4.60%, 3/31/08 ............................       1,875,000              1,889,942
  Houston Limited Partners NFL Holdings LP, Term Loan B, 2.875 - 2.938%, 1/05/11 ......       1,000,000              1,010,313
  Loews Cineplex Entertainment Corp., Term Loan A, 4.688%, 2/28/08 ....................      10,104,321             10,137,999
  Mets II LLC, Term Loan, 4.35%, 8/23/05 ..............................................       3,000,000              3,000,000
  New Jersey Basketball LLC, Term Loan, 4.375%, 7/16/04 ...............................       7,500,000              7,497,450
  Rainbow Media Holdings Inc., Term Loan C, 3.44%, 12/31/09 ...........................       2,992,495              3,020,861
  Regal Cinemas Inc., Term Loan D, 3.688%, 6/30/09 ....................................         974,194                986,574
  Six Flags Theme Parks, Term Loan B, 3.62%, 6/30/09 ..................................       2,000,000              2,009,376
  Vivendi Universal Entertainment, Term Loan, 3.85%, 6/24/08 ..........................       9,000,000              9,081,567
                                                                                                                --------------

                                                                                                                    58,897,012
                                                                                                                --------------

  OIL & GAS PIPELINES .2%
  Magellan Midstream Holdings, Term Loan A, 4.60 - 4.67%, 6/17/08 .....................       1,498,436              1,517,166
  Magellan Midstream Partners, Term Loan C, 3.18%, 8/05/08 ............................       1,000,000              1,005,190
                                                                                                                --------------

                                                                                                                     2,522,356
                                                                                                                --------------

  OIL & GAS PRODUCTION .4%
  Williams Production RMT Co., Term Loan, 4.86%, 5/30/07 ..............................       4,975,000              5,043,406
                                                                                                                --------------

  OIL REFINING/MARKETING .8%
  Citgo Petroleum Corp., Term Loan, 8.25%, 2/27/06 ....................................       5,000,000              5,200,000
  Pacific Energy Group LLC, Term Loan B, 3.37 - 3.476%, 7/26/09 .......................       3,000,000              3,019,689
  Tesoro Petroleum Corp., Term Loan, 6.62 - 6.67%, 4/15/08 ............................         992,500              1,025,170
                                                                                                                --------------

                                                                                                                     9,244,859
                                                                                                                --------------

  OILFIELD SERVICES/EQUIPMENT .2%
  Basic Energy Services LP, Term Loan B, 4.61 - 4.63%, 10/03/09 .......................       2,978,571              2,993,464
                                                                                                                --------------

                                                         Semiannual Report  | 19




Franklin Floating Rate Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED) (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)

  OTHER CONSUMER SERVICES .1%
  Weight Watchers International Inc., Term Loan B, 2.92%, 3/31/10 .....................    $  1,000,000         $    1,008,125
                                                                                                                --------------

  OTHER CONSUMER SPECIALTIES .2%
  Jostens Inc., Term Loan, 3.72%, 7/29/10 .............................................         947,776                957,609
  Sola International Inc., Term Loan, 3.62%, 12/05/09 .................................       1,000,000              1,015,000
                                                                                                                --------------

                                                                                                                     1,972,609
                                                                                                                --------------

  OTHER PHARMACEUTICALS .1%
  aaiPHARMA Inc., Term Loan B, 4.40 - 5.03%, 11/26/09 .................................         975,000                986,781
                                                                                                                --------------

  OTHER TRANSPORTATION 1.2%
  Laidlaw International Inc., Term Loan, 5.50%, 6/17/09 ...............................       9,700,000              9,827,312
  Transcore Holdings Inc.,
     Term Loan B, 4.37%, 10/31/06 .....................................................       1,894,968              1,913,918
     Term Loan C, 4.37 - 5.75%, 12/03/07 ..............................................       2,000,000              2,004,820
                                                                                                                --------------

                                                                                                                    13,746,050
                                                                                                                --------------

  PROPERTY-CASUALTY INSURANCE .3%
  Infinity Property & Casualty Corp., Term Loan, 3.67%, 7/17/10 .......................       2,895,370              2,921,307
                                                                                                                --------------

  PUBLISHING: BOOKS/MAGAZINES 3.2%
  Advanstar Communications, Term Loan B, 5.60%, 10/11/07 ..............................         178,063                178,508
  American Media Inc., Term Loan C, 3.91 - 3.92%, 4/01/07 .............................         966,510                978,712
  CBD Media LLC, Term Loan, 4.37%, 12/31/09 ...........................................         937,500                947,656
  DEX Media West LLC, Term Loan B, 3.85 - 3.99%, 3/09/10 ..............................       9,435,185              9,580,251
  F&W Publications Inc., Term Loan B, 4.92%, 12/31/09 .................................       1,900,138              1,913,202
c Primedia Inc., Term Loan B, 3.875 - 3.938%, 6/30/09 .................................       7,234,118              7,154,542
  R.H. Donnelley Corp., Term Loan B2, 3.39 - 3.43%, 6/30/10 ...........................       4,950,432              5,010,332
  Readers Digest Association Inc.,
     Term Loan A, 4.188 - 4.25%, 5/20/07 ..............................................       5,913,070              5,942,636
     Term Loan B, 4.188 - 4.25%, 5/20/08 ..............................................         945,747                950,729
  Weekly Reader, Term Loan B, 5.10 - 5.19%, 11/08/06 ..................................       4,679,202              4,686,515
                                                                                                                --------------

                                                                                                                    37,343,083
                                                                                                                --------------

  PUBLISHING: NEWSPAPERS .2%
  First DT Holdings Ltd. (Hollinger), Term Loan B, 4.688%, 9/30/09 ....................       1,481,250              1,504,395
  Medianews Group Inc., Term Loan B, 3.10%, 12/30/10 ..................................       1,000,000              1,011,250
                                                                                                                --------------

                                                                                                                     2,515,645
                                                                                                                --------------

  PULP & PAPER .2%
  Appleton Papers Inc., Term Loan D, 3.60%, 11/08/06 ..................................       1,000,000              1,007,500
  MDCP Acquisitions I,
     Term Loan B, 3.90%, 9/12/10 ......................................................       1,000,000              1,003,125
     Term Loan C, 4.40%, 9/12/11 ......................................................       1,000,000              1,003,125
                                                                                                                --------------

                                                                                                                     3,013,750
                                                                                                                --------------


20 |  Semiannual Report




Franklin Floating Rate Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED) (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)

  RAILROADS .6%
  Helm Holding Corp., Term Loan B, 4.62 - 4.672%, 10/18/06 ............................    $  2,840,566         $    2,805,059
  RailAmerica Transportation Corp., Term Loan B, 3.688%, 5/21/09 ......................       1,919,636              1,939,552
  Trinity Industries Inc., Term Loan, 4.406 - 4.438%, 6/07/07 .........................       2,455,000              2,468,810
                                                                                                                --------------

                                                                                                                     7,213,421
                                                                                                                --------------

  REAL ESTATE INVESTMENT TRUSTS .4%
  Macerich Partnership LP, Term Loan B, 3.951%, 7/09/09 ...............................         374,364                376,236
  Newkirk Master LP, Term Loan, 5.60 - 5.713%, 11/24/06 ...............................       4,562,618              4,611,095
                                                                                                                --------------

                                                                                                                     4,987,331
                                                                                                                --------------

  RECREATIONAL PRODUCTS .8%
c BRP Holdings LP, Term Loan, 6.00%, 12/18/10 .........................................       8,000,000              8,095,000
  PlayPower Inc., Term Loan, 5.42%, 2/07/10 ...........................................         925,000                928,469
                                                                                                                --------------

                                                                                                                     9,023,469
                                                                                                                --------------

  RESTAURANTS .5%
  Dominos Inc., Term Loan, 3.75%, 6/25/10 .............................................       2,611,539              2,654,629
  Jack In The Box Inc., Term Loan B, 3.87 - 3.92%, 12/19/10 ...........................       3,000,000              3,014,880
                                                                                                                --------------

                                                                                                                     5,669,509
                                                                                                                --------------

  SEMICONDUCTORS .3%
  Fairchild Semiconductor Corp., Term Loan, 3.75%, 6/19/08 ............................       2,985,000              3,017,960
                                                                                                                --------------

  SERVICES TO THE HEALTH INDUSTRY 1.2%
  Alderwoods Group Inc., Term Loan B, 3.85 - 5.75%, 9/12/08 ...........................       1,762,993              1,788,336
  Medco Health Solutions Inc., Term Loan B, 3.43%, 6/30/10 ............................       6,982,500              7,091,636
  NDC Health Corp., Term Loan B, 3.875 - 3.938%, 11/30/08 .............................       3,552,000              3,556,440
  Quintiles Transnational Corp., Term Loan B, 5.42%, 9/25/09 ..........................       1,695,750              1,731,785
                                                                                                                --------------

                                                                                                                    14,168,197
                                                                                                                --------------

  SPECIALTY STORES .4%
  CSK Auto Inc., Term Loan B, 3.37%, 6/20/09 ..........................................       1,000,000              1,006,850
  Pantry Inc., Term Loan, 5.42 - 6.00%, 3/31/07 .......................................       1,916,803              1,957,535
  PETCO Animal Supplies Inc., Term Loan D, 3.67%, 10/02/08 ............................       1,573,460              1,593,129
                                                                                                                --------------

                                                                                                                     4,557,514
                                                                                                                --------------

  SPECIALTY TELECOMMUNICATIONS .7%
  McLeod USA Inc., Term Loan B, 5.42%, 5/31/08 ........................................       6,362,666              5,174,966
b Pacific Crossing Ltd., Term Loan B, 5.25%, 7/28/06 ..................................      21,312,525              1,065,626
  Valor Telecom,
     Term Loan A, 3.61 - 3.64%, 6/30/07 ...............................................       2,228,781              2,231,567
     Term Loan B, 4.42%, 8/31/08 ......................................................         196,589                197,941
                                                                                                                --------------

                                                                                                                     8,670,100
                                                                                                                --------------


                                                         Semiannual Report  | 21




Franklin Floating Rate Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED) (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)

  STEEL 1.0%
  International Steel Group, Term Loan B, 5.10%, 5/05/07 ..............................    $  6,188,441         $    6,188,441
  LTV Corp., Term Loan, 5.60 - 7.75%, 10/31/04 ........................................       9,376,333              5,156,983
                                                                                                                --------------

                                                                                                                    11,345,424
                                                                                                                --------------

  TOBACCO .2%
  Commonwealth Brands Inc., Term Loan, 5.188%, 8/22/07 ................................       2,490,147              2,509,602
                                                                                                                --------------

  TOOLS/HARDWARE .1%
  Paint Sundry Brands LLC, Term Loan B, 6.50%, 6/27/10 ................................         500,000                498,750
  Werner Holding Co., Term Loan, 3.85 - 3.92%, 6/11/09 ................................         958,333                928,785
                                                                                                                --------------

                                                                                                                     1,427,535
                                                                                                                --------------

  TRUCKING .6%
  Comcar Industries, Term Loan B, 6.10 - 7.50%, 12/31/09 ..............................       2,500,000              2,487,500
  Flexi-Van Leasing Inc., Term Loan B, 3.84 - 3.94%, 9/20/07 ..........................         750,297                752,407
  Yellow Corp., Term Loan,
     2.87%, 5/24/07 ...................................................................       1,818,182              1,834,091
     2.86%, 5/24/07 ...................................................................       2,181,818              2,200,909
                                                                                                                --------------

                                                                                                                     7,274,907
                                                                                                                --------------

  WHOLESALE DISTRIBUTORS .2%
  Amscan Holdings Inc., Term Loan, 6.50%, 6/20/07 .....................................         990,000                998,250
  National Waterworks Inc., Term Loan B, 3.92%, 11/22/09 ..............................         979,592                990,612
                                                                                                                --------------

                                                                                                                     1,988,862
                                                                                                                --------------

  WIRELESS COMMUNICATIONS 4.0%
  AAT Communications Corp., Term Loan A, 5.35 - 5.48%, 8/13/09 ........................       1,000,000              1,002,500
  American Tower Corp., Term Loan A, 3.36 - 3.42%, 6/30/07 ............................       1,873,438              1,882,806
b Cricket Communications Inc., Term Loan, 6.375%, 6/30/07 .............................      10,000,000              8,125,000
  Crown Castle Operating Co., Term Loan B, 4.66%, 9/30/10 .............................      11,970,000             12,224,363
  Dobson Cellular Systems Inc., Term Loan, 4.37 - 4.43%, 3/31/10 ......................       6,184,500              6,275,820
  Nextel Communications Inc., Term Loan E, 3.438%, 12/15/10 ...........................       1,600,000              1,621,125
  Nextel Operations Inc., Leveraged Lease II, 4.42%, 2/08/07 ..........................       8,703,037              8,093,824
  Nextel Partners Operating Corp., Term Loan B, 4.125%, 11/30/10 ......................       5,000,000              5,061,250
  Spectrasite Communications Inc.,
     Term Loan A, 3.42 - 3.46%, 6/30/07 ...............................................       1,715,487              1,722,457
     Term Loan C, 4.24%, 2/22/07 ......................................................         999,091              1,004,455
                                                                                                                --------------

                                                                                                                    47,013,600
                                                                                                                --------------

  TOTAL SENIOR FLOATING RATE INTERESTS (COST $1,091,311,519) ..........................                          1,026,667,689
                                                                                                                --------------


22 |  Semiannual Report




Franklin Floating Rate Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2004 (UNAUDITED) (CONTINUED)


------------------------------------------------------------------------------------------------------------------------------
                                                                                         SHARES/WARRANTS            VALUE
------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS 2.7%
    AUTO PARTS: ORIGINAL EQUIPMENT MANUFACTURER
f   Exide Technologies, wts., 3/18/06 .................................................          74,278         $           --
                                                                                                                --------------

    COMMERCIAL PRINTING/FORMS
f   Vertis Holdings Inc., wts., 6/30/11 ...............................................          39,812                     --
                                                                                                                --------------

    HOSPITAL/NURSING MANAGEMENT .2%
f   Neighborcare Inc. .................................................................         112,398              2,552,559
                                                                                                                --------------

    SPECIALTY TELECOMMUNICATIONS
f   Global Crossing Ltd. ..............................................................           2,684                 81,755
                                                                                                                --------------

    WIRELESS COMMUNICATIONS 2.5%
f,g Arch Wireless Inc. ................................................................       1,337,441             29,677,816
f   Teligent Inc. .....................................................................             460                     --
                                                                                                                --------------

                                                                                                                    29,677,816
                                                                                                                --------------

    TOTAL COMMON STOCKS AND WARRANTS (COST $20,145,896) ...............................                             32,312,130
                                                                                                                --------------

    TOTAL LONG TERM INVESTMENTS (COST $1,154,823,663) .................................                          1,080,210,637
                                                                                                                --------------

    SHORT TERM INVESTMENT (COST $140,958,216) 11.9%
h   Franklin Institutional Fiduciary Trust Money Market Portfolio .....................     140,958,216            140,958,216
                                                                                                                --------------

    TOTAL INVESTMENTS (COST $1,295,781,879) 103.2% ....................................                          1,221,168,853
    OTHER ASSETS, LESS LIABILITIES (3.2)% .............................................                            (37,692,604)
                                                                                                                --------------

    NET ASSETS 100.0% .................................................................                         $1,183,476,249
                                                                                                                --------------


a See Note 1(d) regarding senior floating rate interests.
b The fund discontinues accruing income on defaulted securities. See Note 9.
c See Note 1(c) regarding securities purchased on a delayed delivery basis.
d See Note 1(i) regarding unfunded loan commitments.
e See Note 10 regarding restricted securities.
f Non-income producing.
g See Note 11 regarding holdings of 5% voting securities.
h See Note 8 regarding investments in the Franklin Institutional Fiduciary Trust
  Money Market Portfolio.


                    Semiannual Report | See notes to financial statements.  | 23

Franklin Floating Rate Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 2004 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ........................................................    $1,277,224,628
  Cost - Non-controlled affiliated issuers ...........................................        18,557,251
                                                                                          --------------
  Value - Unaffiliated issuers .......................................................     1,191,491,037
  Value - Non-controlled affiliated issuers ..........................................        29,677,816
 Cash ................................................................................         1,366,193
 Receivables:
  Investment securities sold .........................................................         8,856,184
  Capital shares sold ................................................................         1,658,473
  Interest ...........................................................................         5,148,998
 Other assets ........................................................................            99,428
                                                                                          --------------
      Total assets ...................................................................     1,238,298,129
                                                                                          --------------
Liabilities:
 Payables:
  Investment securities purchased ....................................................        35,420,355
  Affiliates .........................................................................           886,438
  Shareholders .......................................................................           504,562
 Distributions to shareholders .......................................................         1,032,627
 Unfunded loan commitments (Note 1i) .................................................        16,375,560
 Other liabilities ...................................................................           602,338
                                                                                          --------------
      Total liabilities ..............................................................        54,821,880
                                                                                          --------------
       Net assets, at value ..........................................................    $1,183,476,249
                                                                                          ==============
Net assets consist of:
 Undistributed net investment income .................................................        (8,002,357)
 Net unrealized appreciation (depreciation) ..........................................       (74,612,922)
 Accumulated net realized gain (loss) ................................................      (312,251,842)
 Capital shares ......................................................................     1,578,343,370
                                                                                          --------------
       Net assets, at value ..........................................................    $1,183,476,249
                                                                                          ==============
Net asset value and maximum offering price ($1,183,476,249 / 133,889,176)a ...........             $8.84
                                                                                          ==============


a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


24 |  See notes to financial statements. | Semiannual Report

Franklin Floating Rate Trust

STATEMENT OF OPERATIONS
for the six months ended January 31, 2004 (unaudited)

Investment income:
 Dividends ..............................................................................    $   478,372
 Interest ...............................................................................     28,789,775
                                                                                             -----------
      Total investment income ...........................................................     29,268,147
                                                                                             -----------
Expenses:
 Management fees (Note 5) ...............................................................      4,509,963
 Administrative fees (Note 5) ...........................................................        728,408
 Transfer agent fees (Note 5) ...........................................................      2,489,177
 Custodian fees .........................................................................          5,481
 Reports to shareholders ................................................................         44,847
 Professional fees ......................................................................        109,969
 Trustees' fees and expenses ............................................................          1,407
 Other ..................................................................................        228,552
                                                                                             -----------
      Total expenses ....................................................................      8,117,804
                                                                                             -----------
       Net investment income ............................................................     21,150,343
                                                                                             -----------
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers .................................................................    (28,674,139)
   Non-controlled affiliated issuers (Note 11) ..........................................       (954,303)
  Foreign currency transactions .........................................................         26,098
                                                                                             -----------
       Net realized gain (loss) .........................................................    (29,602,344)
Net unrealized appreciation (depreciation) on:
  Investments ...........................................................................     84,352,551
  Translation of assets and liabilities denominated in foreign currencies ...............            208
                                                                                             -----------
       Net unrealized appreciation (depreciation) .......................................     84,352,759
                                                                                             -----------
Net realized and unrealized gain (loss) .................................................     54,750,415
                                                                                             -----------
Net increase (decrease) in net assets resulting from operations .........................    $75,900,758
                                                                                             ===========


                    Semiannual Report | See notes to financial statements.  | 25

Franklin Floating Rate Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended January 31, 2004 (unaudited)
and the year ended July 31, 2003
                                                                                          ------------------------------------
                                                                                             SIX MONTHS              YEAR
                                                                                               ENDED                 ENDED
                                                                                         JANUARY 31, 2004        JULY 31, 2003
                                                                                          ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................................   $   21,150,343        $   58,790,859
  Net realized gain (loss) from investments and foreign currency transactions .........      (29,602,344)         (152,344,808)
  Net unrealized appreciation (depreciation) on investments and translation
    of assets and liabilities denominated in foreign currencies .......................       84,352,759           167,594,857
                                                                                          ------------------------------------
      Net increase (decrease) in net assets resulting from operations .................       75,900,758            74,040,908
 Distributions to shareholders from net investment income .............................      (19,687,036)          (65,886,321)
 Capital share transactions (Note 2) ..................................................      (33,716,841)         (627,105,648)
                                                                                          ------------------------------------
      Net increase (decrease) in net assets ...........................................       22,496,881          (618,951,061)
Net assets:
 Beginning of period ..................................................................    1,160,979,368         1,779,930,429
                                                                                          ------------------------------------
 End of period ........................................................................   $1,183,476,249        $1,160,979,368
                                                                                          ====================================
Undistributed net investment income included in net assets:
 End of period ........................................................................   $   (8,002,357)       $   (9,465,664)
                                                                                          ====================================


26 |  See notes to financial statements. | Semiannual Report

Franklin Floating Rate Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Floating Rate Trust (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end, continuously offered investment company. The Fund seeks current income and preservation of capital. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

The Fund invests primarily in senior secured corporate loans and senior secured debt that meet credit standards established by Franklin Advisers Inc. The Fund values its securities based on quotations provided by banks, broker/dealers or pricing services experienced in such matters. Investments in open-end mutual funds are valued at the closing net asset value. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR).


                                                         Semiannual Report  | 27

Franklin Floating Rate Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Facility fees are recognized as income over the expected term of the loan. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve further claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. These commitments are disclosed in the accompanying Statement of Investments and Statement of Assets and Liabilities.


28 |  Semiannual Report

Franklin Floating Rate Trust

2. SHARES OF BENEFICIAL INTEREST

At January 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                          SIX MONTHS ENDED                        YEAR ENDED
                                          JANUARY 31, 2004                       JULY 31, 2003
                                    -----------------------------------------------------------------
                                      SHARES          AMOUNT              SHARES           AMOUNT
                                    -----------------------------------------------------------------
Shares sold .......................  10,415,949   $   89,635,220           5,568,709    $  45,936,820
Shares issued in reinvestment
 of distributions .................   1,450,697       12,514,989           5,106,050       41,769,067
Shares redeemed ................... (15,783,329)    (135,867,050)        (87,416,170)    (714,811,535)
                                    -----------------------------------------------------------------
Net increase (decrease) ...........  (3,916,683)   $ (33,716,841)        (76,741,411)   $(627,105,648)
                                    =================================================================


3. TENDER OF SHARES

On a quarterly basis, the Fund may make tender offers, the amount of which is determined by the Board of Trustees, for the repurchase of at least 5% but not more than 25% of the shares outstanding. The repurchase price is the net asset value on the tender offer expiration date.

4. REVOLVING CREDIT FACILITY

The Fund participates in a $200 million senior unsecured revolving credit facility to fund shareholder redemptions or meet unfunded loan commitments. The facility agreement ends on December 20, 2004. Interest is charged at the Federal Funds Rate plus .50%. Facility fees paid are amortized on a straight line basis over the term of the commitment. Annual commitment fees of .09% are charged on the unused portion of the facility and allocated among the participating funds based on net assets.

During the period ended January 31, 2004, the Fund did not utilize the facility.

5. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

-----------------------------------------------------------------------------------------------
  ENTITY                                                                 AFFILIATION
-----------------------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                                      Investment manager
  Franklin Templeton Services LLC (FT Services)                          Administrative manager
  Franklin/Templeton Distributors Inc. (Distributors)                    Principal underwriter
  Franklin/Templeton Investor Services LLC (Investor Services)           Transfer agent


The Fund pays an investment management fee to Advisers of .80% per year of the average daily net assets of the Fund.

                                                         Semiannual Report  | 29

Franklin Floating Rate Trust

5. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
        .150%           First $200 million
        .135%           Over $200 million, up to and including $700 million
        .100%           Over $700 million, up to and including $1.2 billion
        .075%           In excess of $1.2 billion

Distributors received contingent deferred sales charges for the period of $25,409.

The Fund pays a transfer agent fee to Investor Services of .40% per year of the average daily net assets of the Fund.

6. INCOME TAXES

At January 31, 2004, net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes of $1,301,872,817 was as follows:

Unrealized appreciation ................................   $  23,447,945
Unrealized depreciation ................................    (104,151,909)
                                                           -------------
Net unrealized depreciation ............................   $ (80,703,964)
                                                           =============

At July 31, 2003, the Fund had tax basis capital losses of $201,742,644 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryover expiring in:
  2009 .................................................   $   2,115,134
  2011 .................................................     199,627,510
                                                           -------------
                                                           $ 201,742,644
                                                           =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and bond premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, defaulted securities, foreign currency transactions, and bond premiums.

7. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended January 31, 2004 aggregated $445,326,483 and $518,946,893, respectively.


30 |  Semiannual Report

Franklin Floating Rate Trust

8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $478,372 of dividend income from investment in the Sweep Money Fund for the period ended January 31, 2004.

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 98.54% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities.

The Fund held defaulted and/or other securities for which the income has been deemed uncollectible. The Fund discontinues accruing income on these securities and provides an estimate for losses on interest receivable. At January 31, 2004, the value of these securities was $20,103,365, representing 1.70% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

At January 31, 2004, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At January 31, 2004, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

---------------------------------------------------------------------------------------------------------------------
  PRINCIPAL                                                                      ACQUISITION
   AMOUNT     ISSUER                                                                  DATE        COST        VALUE
---------------------------------------------------------------------------------------------------------------------
 $1,400,000   Ares IV, Term Loan D, 144A, 7.17%, 12/22/12 .......................   11/14/00   $1,400,000  $  959,000
  2,500,000   Centurion II, Tranche D, 144A, 7.18%, 11/12/12 ....................   11/07/00    2,500,000   1,718,000
  2,000,000   Clydesdale CLO, Tranche D, 144A, 7.67%, 3/22/13 ...................    5/23/01    1,889,673   1,734,400
  3,000,000   First Dominion Funding II, sub. floating rate deb., Series A-D,
                144A, 6.811%, 4/25/14 ...........................................    5/03/99    2,991,559   1,251,600
                                                                                                           ----------
  TOTAL RESTRICTED SECURITIES (.48% OF NET ASSETS) ....................................................    $5,663,000
                                                                                                           ==========


                                                         Semiannual Report  | 31

Franklin Floating Rate Trust

11. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at January 31, 2004 were as shown below.

-----------------------------------------------------------------------------------------------------------------------------
                         NUMBER OF                                     NUMBER OF
                        SHARES HELD                                   SHARES HELD        VALUE                    REALIZED
                        AT BEGINNING      GROSS          GROSS           AT END         AT END     INVESTMENT      CAPITAL
  NAME OF ISSUER         OF PERIOD      ADDITIONS      REDUCTIONS      OF PERIOD      OF PERIOD      INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
  Arch Wireless Inc.      1,908,741      30,900          602,200       1,337,441     $29,677,816       $--       $(954,303)


12. OTHER CONSIDERATIONS

Advisers, as the Fund's Manager, may serve as a member of various bondholders' steering committees, on credit committees, or may represent the Fund in certain corporate restructuring negotiations. Currently the Manger serves in one or more of these capacities for Adelphia Communications Corp. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund's Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.


13. RECENT LITIGATION

On July 6, 2003, Adelphia Communications Corp. ("Adelphia") and related parties, along with its Official Committee of Unsecured Creditors, filed and adversary proceeding in the Adelphia bankruptcy case in the U.S. Bankruptcy Court (SDNY) against more than 360 banks, financial services companies, insurance companies, investment banks, mutual funds and other parties that had arranged for the sale of, or purchased the bank debt of, Adelphia or its related parties. Named Defendants included Franklin Advisers Inc., Franklin CLOs I-III, Franklin Floating Rate Daily Access Fund, Franklin Floating Rate Master Series, and Franklin Floating Rate Trust.

The Complaint alleges that the purchasers of this bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders. It seeks avoidance of the loans and recovery of intentionally fraudulent transfers.

Although it is not possible to predict the outcome of these matters at this early stage of the proceedings, the Fund's management does not expect that the result will have a material adverse effect on the financial condition of the Fund.


32 |  Semiannual Report

Franklin Floating Rate Trust

14. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and other funds, has been named in shareholder class actions related to the matter described above. The Fund's management believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. It is anticipated that the Fund may be named in additional similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against the Fund's investment adviser relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund's management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.


                                                         Semiannual Report  | 33

Franklin Floating Rate Trust

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.


34 |  Semiannual Report

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


                       This page intentionally left blank.

Literature Request

For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin
Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip
Fund Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds
Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund Franklin Money Fund 5, 6
Franklin Short-Intermediate U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8
Tax-Exempt Money Fund 5, 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund


STATE-SPECIFIC 7
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 10


1.The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2.The fund is only open to existing shareholders as well as select retirement plans.
3.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
4.Upon reaching approximately $350 million in assets, the fund intends to close to all investors.
5.An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6.No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
7.For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable. 8.Portfolio of insured municipal securities.
9.These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
10.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


02/04                                          Not part of the semiannual report

[GRAPHIC OMITTED]
FRANKLIN TEMPLETON INVESTMENTS LOGO

One Franklin Parkway
San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
Franklin Floating Rate Trust

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Floating Rate Trust prospectus, which contains more complete information, including charges, expenses and risks.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


020 S2004 03/04


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W.T. LaHaye, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.  N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 10. CONTROLS AND PROCEDURES.
(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics for Principal Executive and Senior Financial Officers.

(B)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Diomedes Loo-Tam, Chief Financial Officer

(B)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Diomedes Loo-Tam, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN FLOATING RATE TRUST

By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    March 31, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    March 31, 2004


By /s/Diomedes Loo-Tam
Chief Financial Officer
Date    March 31, 2004